UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2008

Medical Nutrition USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18349	11-3686984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West Forest Avenue
Englewood, New Jersey	07631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 569-1188

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
Medical Nutrition USA, Inc.
Commission File No. 000-18349

Item 2.02. Results of Operations and Financial Condition.

          On September 9, 2008, Medical Nutrition USA, Inc. released earnings for its second quarter ended July 31, 2008 and held an investor conference call on September 10, 2008 to discuss such release. A copy of the earnings release is attached hereto as Exhibit 99.1. A copy of the conference call script is attached hereto as Exhibit 99.2. A copy of the slide presentation which accompanied the conference call is attached hereto as Exhibit 99.3.

          This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description

99.1	Earnings press release dated September 9, 2008.
99.2	Conference call script dated September 10, 2008.
99.3	Slide presentation dated September 10, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2008	Medical Nutrition USA, Inc.

	By:	/s/ Alan Levy

Name: Alan Levy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings press release dated September 9, 2008.
99.2	Conference call script dated September 10, 2008.
99.3	Slide presentation dated September 10, 2008.